NATIONWIDE MUTUAL FUNDS Nationwide Bond Fund Nationwide Enhanced Income Fund Nationwide Government Bond Fund Nationwide Money Market Fund Nationwide Short Duration Bond Fund

     Prospectus Supplement dated May 27, 2009
to the Prospectus dated March 2, 2009 (as revised April 30, 2009)

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the paragraphs under the section entitled “Portfolio Management” relating to the Nationwide Bond Fund and the Nationwide Government Bond Fund on pages 25 and 26, respectively, have been restated in their entirety as follows:

     Nationwide Bond Fund
     Gary S. Davis, CFA and Joel S. Buck are co-portfolio managers of the Nationwide Bond Fund and are responsible for the day-to-day management of the Fund, including the selection of the Fund’s investments.

     Mr. Davis joined Nationwide Mutual, the parent company of NWAM, in 1998 as a senior portfolio manager and is currently a Senior Investment Professional. He manages and co-manages other institutional fixed income accounts for Nationwide Mutual.

     Mr. Buck joined Nationwide Mutual in 1998 as a director. He is currently a Senior Investment Professional and manages or co-manages multi-asset class portfolios for Nationwide Mutual and affiliates.

     Nationwide Government Bond Fund
     Gary R. Hunt, CFA and Joel S. Buck are co-portfolio managers with joint responsibility for the day-to-day management of the Nationwide Government Bond Fund, including the selection of the Fund’s investments. Mr. Hunt has either managed or co-managed the Nationwide Government Bond Fund and its predecessor funds since March 1997. He joined Nationwide Insurance, an affiliate of the Adviser, in 1992 as a securities analyst. He is currently a Senior Investment Professional and manages the U.S. Treasury, Agency and Agency Mortgage-Backed sectors for Nationwide Insurance and affiliates.

     Mr. Buck joined Nationwide Mutual, the parent company of NWAM, in 1998 as a director. He is currently a Senior Investment Professional and manages or co-manages multi-asset class portfolios for Nationwide Mutual and affiliates.

PLEASE RETAIN THIS SUPPLEMENT WITH THE FUNDS’ PROSPECTUS FOR FUTURE REFERENCE.